                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Omniquip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  October 1, 1996
                                       /s/ Philip G. Franklin
                                       -------------------------------------
                                       Philip G. Franklin

                                   POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Omniquip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  October 1, 1996

                                       /s/ P. Enoch Stiff
                                       -------------------------------------
                                       P. Enoch Stiff

                                  POWER OF ATTORNEY
    KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Omniquip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  October 1, 1996

                                       /s/ Jeffrey L. Fox
                                       -------------------------------------
                                       Jeffrey L. Fox

                                  POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Omniquip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  October 1, 1996

                                       /s/ Samuel A. Hamacher
                                       -------------------------------------
                                       Samuel A. Hamacher

                                  POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Omniquip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  October 1, 1996

                                       /s/ Donald E. Nickelson
                                       -------------------------------------
                                       Donald E. Nickelson

                                   POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Omniquip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  October 1, 1996

                                       /s/ Peter S. Finley
                                       -------------------------------------
                                       Peter S. Finley